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Exhibit 10.1
EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS OF THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL
March 30, 2022
Merck Sharp & Dohme Corp.
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Attention: Office of Secretary
Merck Sharp & Dohme Corp.
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Attention: VP, Transactions, Business Development & Licensing, MRL
Re: NGM621 Pre-Phase 3 Clinical Trial CMC Expenses
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This letter agreement (“Letter Agreement”) concerns the Amended and Restated Research Collaboration, Product Development and License Agreement (the “Agreement”) dated June 30, 2021 by and between NGM Biopharmaceuticals, Inc. (“NGM”) and Merck Sharp & Dohme Corp. (“Merck”). Capitalized terms not defined in this Letter Agreement have the meanings ascribed to them in the Agreement.
NGM, in parallel with its performance of the CATALINA Clinical Study, is continuing to progress planning for the manufacture of NGM621 with the goal of facilitating the commencement of a Phase 3 Clinical Trial for NGM621 promptly after the completion of the CATALINA Clinical Study. The purpose of this Letter Agreement is for Merck and NGM to agree to the following matters with respect to such manufacture:
1)CMC Activities under the Lonza Agreement.
a.Pursuant to that certain Master Services Agreement entered into on or about March 30, 2022 by and among NGM, Lonza Sales AG (also known as Lonza Sales Ltd), and Lonza AG (also known as Lonza Ltd), NGM will be responsible for payment of certain amounts for the performance by Lonza Sales AG, Lonza AG, and certain Lonza Affiliates (collectively, “Lonza”), including Lonza Biologics Tuas Pte Ltd, a Singapore corporation (“Lonza Singapore”), of pre-Phase 3 Clinical Trial CMC activities for NGM621, including but not limited to

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[***] (such agreement, including the Letter of Intent between NGM and Lonza Singapore effective as of October 4, 2021, as amended December 3, 2021, January 2, 2022, and February 1, 2022, and any work orders or change orders entered into under such agreements, collectively, the “Lonza Agreement,” and such activities performed by or on behalf of Lonza as contemplated in the Lonza Agreement, together with activities performed by third parties (the “Supporting Parties”) that are not Subcontractors or External Laboratories (each, as defined in the Lonza Agreement) to perform activities [***], collectively, the “CMC Activities”). The performance of such CMC Activities commenced on or about [***] (the “Lonza Cost Commencement Date”). Subject to and in accordance with the terms of this Letter Agreement, (a) in the case of [***] then Merck will reimburse NGM for certain costs actually incurred and paid to Lonza and Supporting Parties for such CMC Activities from and after the Lonza Cost Commencement Date [***] or (b) in the case of [***] then Merck will [***]. NGM will document all amounts it pays to Lonza and Supporting Parties with respect to the CMC Activities performed during the period of time from the Lonza Cost Commencement Date until [***]. The costs that NGM expects to incur for the CMC Activities will be [***] during the [***] (such amounts actually paid by NGM to Lonza or the Supporting Parties, the “[***] Lonza Costs”), which amount assumes that [***]. NGM will provide Merck with [***] reports of the [***] Lonza Costs paid during [***] together with reasonable detail.
b.To facilitate [***] NGM agrees to share certain information and processes from and under the Lonza Agreement and any agreement with a Supporting Party with Merck as described below. [***], upon Merck’s reasonable request, and to enable Merck’s comments to be timely incorporated into any final documentation, NGM will provide Merck with the opportunity to provide feedback on, and conduct functional area review of, [***]. During [***] upon Merck’s reasonable request, NGM will [***]. After Lonza and NGM [***], NGM will provide Merck with [***]. In addition to the above, at all times during the Lonza Agreement, NGM will (i) keep Merck reasonably informed of the progress under the Lonza Agreement or the progress with any Supporting Parties, (ii) solicit Merck’s consent [***] prior to [***], (iii) solicit Merck’s consent prior to [***], and (iv) use Commercially Reasonable Efforts to meet its obligations pursuant to the Lonza Agreement.
c.NGM hereby represents, warrants and covenants that (i) it has provided Merck with true and complete copies of the Lonza Agreement (including any statement of work entered into thereunder) as in effect as of the date of this Letter Agreement, (ii) it will provide Merck with true and complete copies of any proposed or executed amendments to the Lonza Agreement and any proposed or amended statements of work entered into thereunder, (iii) it will consult reasonably with Merck in the spirit of the Agreement, including but not limited to

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[***], (iv) except for any changes to the [***] Lonza Costs, which will be handled pursuant to clause (v) hereunder, it will consult reasonably with Merck and consider Merck’s reasonable comments prior to [***], and (v) it will seek Merck’s prior written consent for any [***] Lonza Costs [***]; provided, however, that the consultation obligation in clause (iv) above will end if [***]. For clarity, following the date of this Letter Agreement, if the [***] Lonza Costs [***], then Merck’s prior written consent would be required before [***].
d.Merck acknowledges and agrees [***]. For the purposes of this Section 1 of this Letter Agreement, “Lonza Affiliate” means any company, partnership or other entity that directly or indirectly Controls, is Controlled by, or is under Common control with Lonza Sales AG, Lonza AG, or Lonza Singapore, where “Control” means the direct or indirect ownership of more than fifty percent (50%) of the issued share capital, the right to vote or the legal power to direct or cause the direction of the general management and policies of such company or business entity.
2)CMC Activity FTE Costs. NGM will provide qualified personnel to support the CMC Activities during the [***] (starting on the Lonza Cost Commencement Date) (“[***] FTE Support”). NGM will keep true, accurate and complete records of the FTE costs it incurs (at the applicable FTE Rate in accordance with the Agreement) for the provision of such support (the “CMC Activity FTE Costs”), and NGM will provide Merck with [***] reports of any CMC Activity FTE Costs. Subject to the other terms of this Letter Agreement, including Sections 3, 4 and 5, Merck shall reimburse NGM for CMC Activity FTE Costs in accordance with this Section 2 of this Letter Agreement. The CMC Activity FTE Costs shall count towards the Research Funding Cap as set forth in Section 3 of the Letter Agreement and NGM shall invoice Merck during [***] for all CMC Activity FTE Costs incurred by NGM during [***], and Merck shall pay such invoice within [***] of receipt. NGM shall invoice Merck for any CMC Activity FTE Costs that it incurs during [***], if applicable, within [***] after the end of the [***] in which such CMC Activity FTE Costs are incurred and Merck shall pay such invoice within [***] of receipt. Merck shall be entitled to audit NGM’s records regarding the CMC Activity FTE Costs as described in Section 4.2.2(b) of the Agreement.
3)Interplay of CMC Activity FTE Costs with Research Funding Cap. All payments made by Merck pursuant to Section 2 of this Letter Agreement to reimburse NGM for CMC Activity FTE Costs from the Lonza Cost Commencement Date until the end of New Research Program Year 3 shall count towards the Research Funding Cap for New Research Program Years 2 and 3 combined, even though such payments are not Research Funding and are not for NGM’s performance of the Ophthalmology Research Program. Merck shall not be obligated to pay any CMC Activity FTE Costs during Research Program Years 2 and 3, to the extent that such CMC Activity FTE Costs, together with (a) all amounts previously paid by Merck pursuant to Section 2 of this Letter Agreement

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to reimburse NGM for CMC Activity FTE Costs from the Lonza Cost Commencement Date until the end of New Research Program Year 3 and (b) all Research Funding paid by Merck with respect to (i) the Ophthalmology Research Program (other than research, development and manufacture of NGM621), (ii) the CVM Research Program and (iii) the [***], in each case of (i)-(iii) for New Research Program Years 2 and 3, exceeds, alone or in the aggregate, the Research Funding Cap for New Research Program Years 2 and 3 combined.
4)CMC Activity Cost Reimbursement and Payments Following Exercise of the NGM621 Option.
a.If Merck exercises the NGM621 Option, [***] of such exercise; provided that (i) unless Merck otherwise consents to such costs in writing (pursuant to Section 1 of this Letter Agreement), in no event shall Merck be obligated to reimburse NGM for [***] and (ii) Merck will in no event be obligated to reimburse NGM for [***].
b.In addition, if Merck exercises the NGM621 Option, NGM shall promptly thereafter, at Merck’s election: [***]. If Merck exercises the NGM621 Option and [***], in addition to NGM’s and Merck’s obligations under this Letter Agreement and the Agreement, including without limitation Sections 2.2(e) and 5.5.5 of the Agreement, Merck and NGM will [***].
c.In the event that Merck exercises the NGM621 Option and [***].
5)Cost Reimbursement and Payments if Merck Does Not Exercise the NGM621 Option.
a.If Merck does not exercise the NGM621 Option and [***], Merck will not be responsible for (i) reimbursing NGM for the [***] Lonza Costs, (ii) reimbursing NGM for or paying any amounts owed to Lonza by NGM during the [***], (iii) reimbursing NGM for any CMC Activity FTE Costs incurred [***], or (iv) any [***] set forth in Section 4 of this Letter Agreement.
b.If Merck does not exercise the NGM621 Option and [***], NGM shall promptly notify Merck of such election and [***] and Merck will not be responsible for (i) reimbursing NGM for the [***] Lonza Costs, (ii) reimbursing NGM for or paying any amounts owed to Lonza by NGM during the [***], or (iii) paying the [***] set forth in Section 4 of this Letter Agreement; other than, in the event that [***] within [***]. For clarity, excluding any CMC Activity FTE Costs payable by Merck to NGM pursuant to Section 2 of this Letter Agreement, if Merck [***], Merck will in no event be required to pay NGM [***] under this Letter Agreement.

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6)Miscellaneous. Notwithstanding the role of the JEDDC or Alliance Managers in communicating updates about the subject of this Letter Agreement, this Letter Agreement may only be amended consistent with the amendment and waiver provisions set forth in Section 16.8 of the Agreement. Any written communication pursuant to this Letter Agreement, notably any written consents required hereunder, shall also be addressed to the
Alliance Manager of NGM and Merck, as applicable. If NGM intends to [***] NGM will obtain written consent from Merck’s Alliance Manager or his or her designee. This Letter Agreement shall govern the obligations of Merck and NGM only to the extent expressly set forth herein (it being the intent of the parties that all of the terms and provisions of the Agreement that do not relate to the manufacture of NGM621 shall be unaltered and shall remain in full force and effect and that the execution, delivery and performance of this Letter Agreement shall not operate as a waiver of or consent to any past, present or future breach of any provision of the Agreement).
The Parties acknowledge and agree that this Letter Agreement is an agreement in writing by Merck as contemplated by Section 4.2.7(b) of the Agreement. [***].
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Please confirm Merck’s agreement with the foregoing by arranging for an authorized representative of Merck to sign a copy of this letter. This Letter Agreement shall be effective as of March 30, 2022.

Best regards,

/s/ David Woodhouse
NGM Biopharmaceuticals, Inc.

Acknowledged and Agreed:

Merck Sharp & Dohme Corp.

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